UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	December 31, 2019

Date of reporting period:	January 1, 2019 — December 31, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Variable Trust

Putnam VT Government Money Market Fund

Annual report

12 | 31 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on or after January 1, 2021, at the election of your insurance provider, you may not receive paper reports like this one in the mail from the insurance provider that offers your variable annuity contract or variable life insurance policy unless you specifically request it. Instead, they will be available on a website, and your insurance provider will notify you by mail whenever a new one is available, and provide you with a website link to access the report.

If you wish to continue to receive paper reports free of charge after January 1, 2021, please contact your insurance provider.

If you already receive these reports electronically, no action is required.

Message from the Trustees

February 11, 2020

Dear Shareholder:

Global financial markets overcame a number of uncertainties in 2019. Both stock and bond markets experienced bouts of volatility, but performance recovered despite macroeconomic headwinds and risks. Stock markets worldwide delivered solid returns for the calendar year, with all three major U.S. equity indexes reaching record highs in December. The year was also beneficial for bond investors, as global fixed-income markets posted strong returns, thanks in part to policy easing from central banks.

Although no one can predict the direction of the markets in the months ahead, Putnam’s experienced investment professionals actively seek to position their fund portfolios for all types of conditions. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors through changing markets. In all environments, we believe investors should remain focused on time-tested approaches, such as maintaining a well-diversified portfolio, thinking about long-term goals, and speaking regularly with a financial advisor.

Thank you for investing with Putnam.

Performance summary (as of 12/31/19)

Investment objective

As high a rate of current income as Putnam Investment Management, LLC, believes is consistent with preservation of capital and maintenance of liquidity

Net asset value December 31, 2019
Class IA: $1.00	Class IB: $1.00

Total return at net asset value
			Lipper VP
			(Underlying
			Funds) — Money
(as of 12/31/19)	Class IA shares*	Class IB shares†	Market Funds
1 year	1.81%	1.55%	1.64%
5 years	3.77	3.02	3.37
Annualized	0.74	0.60	0.66
10 years	3.86	3.10	3.50
Annualized	0.38	0.31	0.34
Life	158.16	150.83	157.12
Annualized	3.02	2.92	3.01
Current rate (as of 12/31/19)
Current 7-day
yield	1.15%	0.90%

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

The 7-day yield is the most common gauge for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Putnam VT Government Money Market Fund 1

Report from your fund’s managers

How was the money-market environment for the 12-month reporting period ended December 31, 2019?

After hiking interest rates four times in 2018, the Federal Reserve [Fed] reversed course in 2019 due to the growth-dampening effects of the U.S.–China trade conflict, heightened geopolitical tensions, and below-target inflation. In March, the Fed acknowledged that U.S. economic growth had slowed and then surprised investors by reducing its projected rate hikes in 2019 to zero. In July, September, and October, the Fed cut interest rates by a quarter of a percentage point.

In October, the United States and China announced that they had reached a preliminary agreement to address some key trade concerns. Details were under negotiations, but the suspension of planned tariff hikes and other concessions sparked a rebound in risk assets. Following its October decision to lower its benchmark rate to a target range of 1.50% to 1.75%, the Fed shifted from acting to sustain the longest recorded U.S. economic expansion to pausing to allow the stimulative effects of the rate cuts to filter through the economy. In December, the Fed held interest rates steady and signaled that it expects to leave rates unchanged in 2020 as long as market conditions remained broadly consistent with the central bank’s outlook.

How did Putnam VT Government Money Market Fund perform?

The fund’s class IA shares returned 1.81%, which was in line with the interest-rate environment. With interest rates trending lower in response to the Fed’s rate cuts, short-term yields fell. The three-month London Interbank Offered Rate [LIBOR] fell from 2.81% on December 31, 2018, to 1.91% on December 31, 2019. The Fed’s Secured Overnight Financing Rate [SOFR] followed a similar pattern, beginning the period [12/31/18] at 3.00% and ending the period at 1.55%. However, SOFR experienced more day-to-day volatility than LIBOR due to fluctuations in overnight Treasury repurchase agreements [repos], which underpin that index.

What was your strategy in this environment?

The fund continued to invest primarily in U.S. Treasury bills and notes, U.S. government agency securities, and repos. Agency securities are issued by a federal agency or government-sponsored entity [GSE]. Repos are fully collateralized by Treasury and/or agency mortgage securities.

With Fed monetary policy shifting away from rate tightening, we increased the fund’s exposure to agency securities, such as the Federal Home Loan Banks, Federal Home Loan Mortgage Corp., and the Federal Farm Credit Bank Funding Corp. These securities included fixed-rate notes and floating-rate instruments.

Against this backdrop, the fund’s weighted average maturity [WAM] rose slightly from 24 days on December 31, 2018, to 25 days at period-end. [WAM represents the average life of all the money market securities held in the portfolio.] The weighted average life [WAL] of the portfolio rose from 72 days at the beginning of the period to 75 days at period-end due to the fund’s increased exposure to floating-rate securities. [WAL represents the average length of time for all the money market securities held in the portfolio to pay off principal at maturity.]

What are your expectations for Fed rate policy in the coming months?

We believe the Fed could hold interest rates steady during the first half of 2020. Weak exports and business investment are being counterbalanced by strong job growth and consumer spending. The Fed has indicated that it will continue to monitor incoming data that could alter its outlook for the U.S. economy, which remains “favorable” despite risks. Global developments, a material change in inflation, the trade conflict, and foreign economic weakness are risks that could shift the Fed’s stance on rates, in our view. In this environment, we will continue to maintain a conservative, high-quality portfolio, as we endeavor to capture the highest possible yields consistent with the fund’s strategy.

Consider these risks before investing: The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The values of money market investments usually rise and fall in response to changes in interest rates. Interest-rate risk is generally lowest for investments with short maturities (a significant part of the fund’s investments). Changes in the financial condition of an issuer or counter-party, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security’s or instrument’s credit quality or value.

2 Putnam VT Government Money Market Fund

Your fund’s managers

Your fund’s managers also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT Government Money Market Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/19 to 12/31/19. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios
	Class IA	Class IB
Total annual operating expenses for the fiscal
year ended 12/31/18	0.45%	0.70%
Annualized expense ratio for the six-month
period ended 12/31/19*	0.45%	0.70%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000
Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/19		ended 12/31/19
	Class IA	Class IB	Class IA	Class IB
Expenses paid
per $1,000*†	$2.28	$3.54	$2.29	$3.57
Ending value
(after
expenses)	$1,007.90	$1,006.70	$1,022.94	$1,021.68

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/19. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4 Putnam VT Government Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust
and Shareholders of Putnam VT Government Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam VT Government Money Market Fund (one of the funds constituting Putnam Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2020

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Putnam VT Government Money Market Fund 5

The fund’s portfolio 12/31/19

REPURCHASE AGREEMENTS (59.2%)*	Principal amount	Value

Interest in $171,238,000 joint tri-party
repurchase agreement dated 12/31/19
with BofA Securities, Inc. due 1/2/20 —
maturity value of $17,003,483 for an
effective yield of 1.570% (collateralized
by various mortgage backed securities
with coupon rates ranging from 3.000%
to 3.500% and due dates ranging from
12/1/39 to 2/1/48, valued at $174,662,761)	$17,002,000	$17,002,000
Interest in $363,710,000 joint tri-party
repurchase agreement dated 12/31/19
with Citigroup Global Markets, Inc. due
1/2/20 — maturity value of $17,001,483
for an effective yield of 1.570% (collateralized
by various mortgage backed securities
and a U.S. Treasury bond with coupon rates
ranging from 2.500% to 6.500% and due
dates ranging from 8/15/24 to 12/1/49,
valued at $370,984,200)	17,000,000	17,000,000
Interest in $209,450,000 joint tri-party
repurchase agreement dated 12/31/19
with HSBC Bank USA, National Association
due 1/2/20 - maturity value of $17,001,483
for an effective yield of 1.570% (collateralized
by various mortgage backed securities and
a U.S. Treasury note with coupon rates
ranging from 3.000% to 5.000% and due
dates ranging from 5/15/20 to 11/20/48,
valued at $213,657,682)	17,000,000	17,000,000
Total repurchase agreements (cost $51,002,000)		$51,002,000

U.S. GOVERNMENT
AGENCY OBLIGATIONS		Maturity	Principal
(22.2%)*	Yield (%)	date	amount	Value

Federal Farm Credit
Banks Funding
Corporation unsec. FRB	1.749	2/1/21	$850,000	$849,965
Federal Farm Credit
Banks Funding
Corporation unsec. FRB	1.792	9/25/20	500,000	499,969
Federal Farm Credit
Banks Funding
Corporation unsec. FRB	1.784	10/19/20	850,000	850,035
Federal Farm Credit
Banks Funding
Corporation unsec. FRB	1.728	12/11/20	850,000	849,936
Federal Farm Credit
Banks Funding
Corporation unsec. FRB	1.665	10/9/20	1,150,000	1,149,550
Federal Home Loan Banks
unsec. bonds	1.632	9/11/20	750,000	756,288
Federal Home Loan Banks
unsec. bonds	1.627	10/23/20	800,000	799,903
Federal Home Loan Banks
unsec. FRB	1.921	1/4/21	850,000	849,686
Federal Home Loan Banks
unsec. FRB	1.955	9/28/20	850,000	850,897
Federal Home Loan Banks
unsec. FRB	1.801	1/16/20	1,150,000	1,149,961
Federal Home Loan
Mortgage Corporation
unsec. discount notes	1.583	4/17/20	700,000	696,723

U.S. GOVERNMENT
AGENCY OBLIGATIONS		Maturity	Principal
(22.2%)* cont.	Yield (%)	date	amount	Value

Federal Home Loan
Mortgage Corporation
unsec. discount
notes Ser. RB	1.657	2/13/20	$800,000	$798,425
Federal Home Loan
Mortgage Corporation
unsec. FRN	1.570	9/10/20	850,000	850,000
Federal Home Loan
Mortgage Corporation
unsec. FRN	1.560	2/19/21	850,000	850,000
Federal Home Loan
Mortgage Corporation
unsec. FRN	1.560	8/21/20	850,000	849,996
Federal Home Loan
Mortgage Corporation
unsec. FRN	1.560	6/4/20	850,000	850,000
Federal Home Loan
Mortgage Corporation
unsec. FRN	1.570	4/3/20	850,000	850,000
Federal Home Loan
Mortgage Corporation
unsec. notes	1.836	5/1/20	400,000	399,369
Federal Home Loan
Mortgage Corporation
unsec. notes	1.637	9/29/20	850,000	849,823
Federal National
Mortgage Association
unsec. discount notes	1.657	1/15/20	800,000	799,487
Federal National
Mortgage Association
unsec. FRN	1.605	10/30/20	850,000	850,349
Federal National
Mortgage Association
unsec. notes	1.646	11/30/20	1,000,000	998,551
Federal National
Mortgage Association
unsec. notes	1.801	6/22/20	900,000	898,647
Total U.S. government agency obligations
(cost $19,147,560)			$19,147,560

U.S. TREASURY		Maturity	Principal
OBLIGATIONS (17.4%)* Yield (%)		date	amount	Value

U.S. Treasury Bills	1.958	2/13/20	$950,000	$947,836
U.S. Treasury Bills	2.092	1/16/20	850,000	849,278
U.S. Treasury Bills	2.094	1/23/20	850,000	848,941
U.S. Treasury Bills	1.951	1/30/20	850,000	848,695
U.S. Treasury Bills	1.975	2/6/20	850,000	848,365
U.S. Treasury Bills	1.902	2/20/20	850,000	847,812
U.S. Treasury Bills	1.900	3/5/20	850,000	847,201
U.S. Treasury Bills	1.914	3/12/20	850,000	846,874
U.S. Treasury Bills	1.877	3/26/20	850,000	846,330
U.S. Treasury Bills	1.578	5/14/20	850,000	845,126
U.S. Treasury FRN	1.746	7/31/21	1,750,000	1,749,782
U.S. Treasury FRN	1.665	4/30/21	900,000	900,046
U.S. Treasury FRN	1.641	1/31/21	900,000	900,038
U.S. Treasury FRN	1.571	10/31/20	900,000	899,649
U.S. Treasury FRN	1.569	7/31/20	1,000,000	1,000,017
U.S. Treasury FRN	1.559	4/30/20	1,000,000	1,000,010
Total U.S. treasury obligations (cost $15,026,000)			$15,026,000
Total investments (cost $85,175,560)			$85,175,560

6 Putnam VT Government Money Market Fund

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2019 through December 31, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $86,201,932.

The dates shown on debt obligations are the original maturity dates.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Repurchase agreements	$—	$51,002,000	$—
U.S. government agency obligations	—	19,147,560	—
U.S. treasury obligations	—	15,026,000	—
Totals by level	$—	$85,175,560	$—

The accompanying notes are an integral part of these financial statements.

Putnam VT Government Money Market Fund 7

Statement of assets and liabilities
12/31/19

Assets
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $34,173,560)	$34,173,560
Repurchase agreements (identified cost $51,002,000)	51,002,000
Cash	2,133
Interest and other receivables	105,314
Receivable for shares of the fund sold	1,171,132
Total assets	86,454,139

Liabilities
Payable for shares of the fund repurchased	57,981
Payable for compensation of Manager (Note 2)	20,067
Payable for custodian fees (Note 2)	10,247
Payable for investor servicing fees (Note 2)	10,041
Payable for Trustee compensation and expenses (Note 2)	87,024
Payable for administrative services (Note 2)	828
Payable for distribution fees (Note 2)	8,807
Payable for auditing and tax fees	42,844
Other accrued expenses	14,368
Total liabilities	252,207

Net assets	$86,201,932

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$86,203,765
Total distributable earnings (Note 1)	(1,833)
Total — Representing net assets applicable to capital shares outstanding	$86,201,932

Computation of net asset value Class IA
Net assets	$44,064,968
Number of shares outstanding	44,065,667
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$1.00

Computation of net asset value Class IB
Net assets	$42,136,964
Number of shares outstanding	42,138,085
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$1.00

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Government Money Market Fund

Statement of operations
Year ended 12/31/19

Investment income
Interest	$1,996,624
Total investment income	1,996,624

Expenses
Compensation of Manager (Note 2)	248,375
Investor servicing fees (Note 2)	62,171
Custodian fees (Note 2)	8,957
Trustee compensation and expenses (Note 2)	1,502
Distribution fees (Note 2)	108,025
Administrative services (Note 2)	2,539
Auditing and tax fees	43,078
Other	34,827
Total expenses	509,474

Expense reduction (Note 2)	(108)
Net expenses	509,366

Net investment income	1,487,258

Realized gain
Net realized gain on:
Securities from unaffiliated issuers (Notes 1 and 3)	992
Total net realized gain	992
Net gain on investments	992
Net increase in net assets resulting from operations	$1,488,250

Statement of changes in net assets
	Year ended	Year ended
	12/31/19	12/31/18
Decrease in net assets
Operations:
Net investment income	$1,487,258	$1,223,319
Net realized gain on investments	992	—
Net increase in net assets resulting from operations	1,488,250	1,223,319
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(818,400)	(677,635)
Class IB	(669,266)	(546,559)
Decrease from capital share transactions (Note 4)	(7,105,868)	(6,064,124)
Total decrease in net assets	(7,105,284)	(6,064,999)
Net assets:
Beginning of year	93,307,216	99,372,215
End of year	$86,201,932	$93,307,216

The accompanying notes are an integral part of these financial statements.

Putnam VT Government Money Market Fund 9

Financial highlights (For a common share outstanding throughout the period)
					LESS				RATIOS AND
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net realized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[a,b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[a,c]	Ratio of net investment income (loss) to average net assets (%)
Class IA
12/31/19	$1.00	.0179	—	.0179	(.0179)	(.0179)	$1.00	1.81	$44,065.45		1.79
12/31/18	1.00	.0142	—	.0142	(.0142)	(.0142)	1.00	1.43	48,473.45		1.41
12/31/17	1.00	.0047	—	.0047	(.0047)	(.0047)	1.00	.47	50,212	.45 [d]	.46 [d]
12/31/16	1.00	.0001	(.0001)	—[e]	(.0001)	(.0001)	1.00	.01	55,915	.37[d]	.01[d]
12/31/15	1.00	.0001	—[e]	.0001	(.0001)	(.0001)	1.00	.01	64,790	.19[d]	.01[d]
Class IB
12/31/19	$1.00	.0154	—	.0154	(.0154)	(.0154)	$1.00	1.55	$42,137.70		1.55
12/31/18	1.00	.0117	—	.0117	(.0117)	(.0117)	1.00	1.18	44,834.70		1.17
12/31/17	1.00	.0025	—	.0025	(.0024)	(.0024)	1.00	.24	49,160	.67[d]	.24 [d]
12/31/16	1.00	.0001	(.0001)	—[e]	(.0001)	(.0001)	1.00	.01	54,124	.38[d]	.01[d]
12/31/15	1.00	.0001	—[e]	.0001	(.0001)	(.0001)	1.00	.01	63,632	.19[d]	.01[d]

a The charges and expenses at the insurance company separate account level are not reflected.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields of the fund. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	12/31/17	12/31/16	12/31/15
Class IA	N/A	0.08%	0.24%
Class IB	0.03%	0.32	0.49

e Amount represents less than $0.0001 per share.

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Government Money Market Fund

Notes to financial statements 12/31/19

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2019 through December 31, 2019.

Putnam VT Government Money Market Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests at least 99.5 percent of the fund’s total assets in cash, U.S. government securities and repurchase agreements that are fully collateralized by U.S. government securities or cash. The fund invests mainly in debt securities that are obligations of the U.S. government, its agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., U.S. Treasury bills) or by the credit of a federal agency or government-sponsored entity (e.g., securities issued by Fannie Mae and Freddie Mac). The U.S. government securities in which the fund invests may also include variable and floating rate instruments and when-issued and delayed delivery securities (i.e., payment or delivery of the securities occurs at a future date for a predetermined price). Under normal circumstances, the fund invests at least 80% of the fund’s net assets in U.S. government securities and repurchase agreements that are fully collateralized by U.S. government securities. This policy may be changed only after 60 days’ notice to shareholders. The securities purchased by the fund are subject to quality, maturity, diversification and other requirements pursuant to rules promulgated by the SEC. Putnam Management may consider, among other factors, credit and interest rate risks and characteristics of the issuer or counterparty, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class  IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates fair value) as set forth in Rule 2a–7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity and is generally categorized as a Level 2 security.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $52,023,556 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income, including amortization and accretion of premiums and discounts, is recorded on the accrual basis. Gains or losses on securities sold are determined on the identified cost basis.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made

Putnam VT Government Money Market Fund 11

for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At December 31, 2019, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$—	$2,286	$2,286

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund required no such reclassifications.

Undistributed ordinary income	$1,580
Capital loss carryforward	(2,286)
Cost for federal income tax purposes	$85,175,560

The aggregate identified cost on a financial reporting and tax basis is the same.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 37.2% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.440%	of the first $5 billion,
0.390%	of the next $5 billion,
0.340%	of the next $10 billion,
0.290%	of the next $10 billion,
0.240%	of the next $50 billion,
0.220%	of the next $50 billion,
0.210%	of the next $100 billion and
0.205%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.280% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plan, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$31,916
Class IB	30,255
Total	$62,171

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $108 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $61, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class  IB shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $15,262,588,976 and $15,272,568,567, respectively. The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

12 Putnam VT Government Money Market Fund

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/19		Year ended 12/31/18		Year ended 12/31/19		Year ended 12/31/18
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	21,507,074	$21,507,074	24,174,459	$24,174,459	9,348,062	$9,348,062	11,498,242	$11,498,242
Shares issued in connection with
reinvestment of distributions	818,400	818,400	677,635	677,635	669,266	669,266	546,559	546,559
	22,325,474	22,325,474	24,852,094	24,852,094	10,017,328	10,017,328	12,044,801	12,044,801
Shares repurchased	(26,734,228)	(26,734,228)	(26,590,539)	(26,590,539)	(12,714,442)	(12,714,442)	(16,370,480)	(16,370,480)
Net decrease	(4,408,754)	$(4,408,754)	(1,738,445)	$(1,738,445)	(2,697,114)	$(2,697,114)	(4,325,679)	$(4,325,679)

Note 5 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 6 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

		Citigroup Global	HSBC Bank USA,
	BofA Securities, Inc.	Markets, Inc.	National Association	Total
Assets:
Repurchase agreements**	$17,002,000	$17,000,000	$17,000,000	$51,002,000
Total Assets	$17,002,000	$17,000,000	$17,000,000	$51,002,000
Total Financial and Derivative Net Assets	$17,002,000	$17,000,000	$17,000,000	$51,002,000
Total collateral received (pledged)†##	$17,002,000	$17,000,000	$17,000,000
Net amount	$—	$—	$—
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—
Uncontrolled collateral received	$17,342,040	$17,340,000	$17,341,516	$52,023,556
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 7 — New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption of these amendments is not material to the financial statements.

Putnam VT Government Money Market Fund 13

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World*.	Director of the Rohatyn Group, an emerging-market fund complex that manages money for institutions; a director and Treasurer of the Sun Valley Writers Conference, a literary not-for-profit organization; trustee of the New York Society Library; and a trustee of the Journal of Philosophy.	
Ravi Akhoury Born 1947 Trustee since 2009	Private investor	Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.	
Barbara M. Baumann Born 1955 Trustee since 2010	President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.	Director of Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage and distribution of petroleum products; director of Devon Energy Corporation, an independent natural gas and oil exploration and production company; Chair of the Board of Trustees of Mount Holyoke College; member of the Finance Committee of the Children's Hospital of Colorado; Treasurer and Chair of the Finance Committee of the Board of The Denver Foundation; Senior Advisor for First Reserve, an energy private equity firm; previously a director of UNS Energy Corporation, a publicly held electric and gas utility in Arizona; and previously a director of SM Energy Corporation, a publicly held U.S. exploration and production company.	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.	Director of the Great Lakes Science Center and of College Now Greater Cleveland.	
Catharine Bond Hill Born 1954 Trustee since 2017	Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.	Director of Yale-NUS College; Alumni Fellow to the Yale Corporation; and Trustee of Yale University.	
Paul L. Joskow Born 1947 Trustee since 1997	The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.	Trustee of Yale University; a Director of Exelon Corporation, an energy company focused on power services; and a Member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.	
Kenneth R. Leibler Born 1949 Trustee since 2006 Vice Chair from 2016 to 2018, and Chair since 2018	Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston.	Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.	
Robert E. Patterson Born 1945 Trustee since 1984	Until 2017, Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Formerly, a Senior Advisor to these entities.	None	
George Putnam, III Born 1951 Trustee since 1984	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.	Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

14 Putnam VT Government Money Market Fund

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of December 31, 2019, there were 91 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President and Chief Legal Officer	Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk, and
Since 2011	Since 2010	Assistant Treasurer
General Counsel, Putnam Investments, Putnam		Since 2004
Management, and Putnam Retail Management	Jonathan S. Horwitz (Born 1955)
	Executive Vice President, Principal Executive	Janet C. Smith (Born 1965)
James F. Clark (Born 1974)	Officer, and Compliance Liaison	Vice President, Principal Financial Officer,
Vice President and Chief Compliance Officer	Since 2004	Principal Accounting Officer, and Assistant
Since 2016		Treasurer
Chief Compliance Officer and Chief Risk Officer,	Richard T. Kircher (Born 1962)	Since 2007
Putnam Investments and Chief Compliance	Vice President and BSA Compliance Officer	Head of Fund Administration Services, Putnam
Officer, Putnam Management	Since 2019	Investments and Putnam Management
Assistant Director, Operational Compliance,
Nancy E. Florek (Born 1957)	Putnam Investments and Putnam	Mark C. Trenchard (Born 1962)
Vice President, Director of Proxy Voting and	Retail Management	Vice President
Corporate Governance, Assistant Clerk, and		Since 2002
Assistant Treasurer	Susan G. Malloy (Born 1957)	Director of Operational Compliance,Putnam
Since 2000	Vice President and Assistant Treasurer	Investments and Putnam Retail Management
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Putnam VT Government Money Market Fund 15

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16 Putnam VT Government Money Market Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT from the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investments	Kenneth R. Leibler, Chair
100 Federal Street	Mailing address:	Liaquat Ahamed
Boston, MA 02110	P.O. Box 219697	Ravi Akhoury
	Kansas City, MO 64121-9697	Barbara M. Baumann
Investment Sub-Advisor	1-800-225-1581	Katinka Domotorffy
Putnam Investments Limited		Catharine Bond Hill
16 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1ER	State Street Bank and Trust Company	Robert E. Patterson
George Putnam, III
Marketing Services	Legal Counsel	Robert L. Reynolds
Putnam Retail Management	Ropes & Gray LLP	Manoj P. Singh
100 Federal Street
Boston, MA 02110	Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Government Money Market Fund 17

This report has been prepared for the shareholders	TR517
of Putnam VT Government Money Market Fund.	VTAN039 319813 2/20

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In October 2019, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employee notification to the Code of Ethics Officer before acting as a public official for any government entity (ii) Clarifying changes to the Insider Trading provisions and to the rules for trading in securities issued by Great-West Lifeco.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2019	$39,865	$ —	$3,272	$ —
December 31, 2018	$35,533	$ —	$3,272	$ —

For the fiscal years ended December 31, 2019 and December 31, 2018, the fund's independent auditor billed aggregate non-audit fees in the amounts of $160,947 and $619,754 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2019	$ —	$157,675	$ —	$ —
December 31, 2018	$ —	$616,482	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 28, 2020